SHAREHOLDER PRESENTATION May 17, 2011 1 Exhibit 99.1

Omega Protein, Inc. Reedville, VA 2

Menhaden Rich in History and Omega-3s 3

Operational Locations 4

Reedville Manufacturing Plants Fish Processing Plant Health & Science Center (HSc) 5

Success Drivers
People
(Human Resources)
• Leadership
• Recruit the best
talent
• Make sure “right
people are on the
bus”
• Make sure “right
people are in the
right seats”
Process
• Retool our
business
• Establish business
processes to
ensure success
• Hold people
responsible and
accountable
• Create a culture of
discipline
Cultural Transformation
• Team building
• Confront the brutal
facts
• No sacred grounds
• Challenge the
status quo
• Change is
imminent

Human Resources Initiatives
Screening,
Recruiting,
Development
Programs
Wonderlic Personnel
Test
On-the-job Training
Developing talent from
within (16
th
man
program)
Licensing Programs
(Captains, Mates &
Engineers)
Spotter Pilot Training
Retention and
Succession
Planning
Marine Maritime
Academy
Internship
Program
H2B Visas
Performance
Metrics
Captains
Score Card

Reaching out
to external
talent

Captain’s Score Card 8 Fish Catch 0 10000 20000 30000 40000 50000 60000 SETS 0 50 100 150 200 250 300 350 400 450 MAJOR REPAIRS 0 50000 100000 150000 200000 250000

“Oyster Bayou” Vessel Score Card 9

Process Improvement Initiatives
(Reedville Specific)
• Prevent particulate emission
• Reduce nuisance odor
• Increase drying capacity
Dupps Dryer
(2010)
• Energy cost reduction
Waste heat evaporator
(2012)
• Fish meal recovery
• Oil recovery- potentially as biofuels for boilers
Product waste streams
solids recovery
(2012 & beyond)
• Improve system efficiency (DAF installation)
• Process water conservation
Waste water treatment
systems upgrade
(2009 & beyond)

Process Improvement Initiatives
(Reedville Specific)
• wood-chip-burning technology evaluation
• Biofuels
Energy conservation
(on-going)
• Process data collection and analysis
Automation/PLC
(2010)
• Purchase of surplus bait fish
Contract Fish
Procurement
(2009 & beyond)
• Expand fishing opportunities
North Carolina Fishing
Model
(2010 & beyond)

North Carolina Fishing Model Map Beaufort City Dock Reedville Plant 12

Process Improvement Initiatives
(Global)

Enterprise Asset
Management System
(2012 and beyond)
Omega Shipyard
Expansion
(2010)
Upgrade fishing / carry
vessels
(2011 & beyond)
Link purchasing / spare parts inventory /
preventive maintenance
Allow to leverage better procurement
opportunities
Third dry dock construction
Fleet refurbishment
Contract projects
Acquiring off-shore supply vessels
(OSVs)

Process Improvement Initiatives
(Global)

Expand carry vessels
concept
(2011)
Catamaran
(2010-2011)
Lean Manufacturing/
Continuous Improvement
(2011 & beyond)
Boatracs Installation
(2010)
• Proof of concept in Moss Point on a full scale
• Proof of concept in Reedville on a small scale
• Experimental unit
• Collect and analyze data
• New concepts are in development phase
• Overall Equipment Effectiveness (OEE)
• Fish catch logistics and management
• Enhanced communication

BOATRACS 15

Operations Objectives

Maximize Fish
Catch
Reduce/Control
Costs
Maximize
Current Asset
Utilization
• Captains
• Crews
• Equipment reliability
• New / improved fishing techniques
• Process capacity / throughput / economies of scale
• Process improvement projects
• Continuous improvement / Six-Sigma
• Conduct energy & mass balances
• Identify bottlenecks / streamline the process
• Reduce downtime

Monty Deihl General Manager Fish Processing Plant 17

Reedville Background 18 1903 1913 1960s 1970s 1990s 1998 John A. Haynie Co. Haynie Snow & Co. Reedville Oil & Guano Haynie Products Zapata Haynie Corp. Zapata Protein Inc. Omega Protein, Inc. 1878

Reedville Background Reedville Plant in early 1950s 19

George Henry Deihl, Menhaden Captain circa 1910-1930  (Monty’s Great-grandfather)
Irvin L. Deihl, Sr., Menhaden Captain, 1935-1968  (Monty’s Grandfather)
Irvin L. Deihl Jr., Menhaden Captain, 1959-1999  (Uncle)
Harold ‘Teenie’ Deihl, Menhaden Captain, 1960-2001  (Uncle)
Henry C. Deihl, Menhaden Captain, 1963-2007  (Father)
James Deihl, Menhaden Captain, 1967-2000 (Uncle)
John Mark Deihl, Spotter, 1992-present  (Brother)
Joel C. Deihl, Fishermen, 2010-present  (Son)
Kenneth Loving, Chief Engineer, 1975-present  (Father-in-law)
Diehl Family History in Reedville
Menhaden Fishing

Pursing the net; photo of Grandfather,
Capt Irvin L. Deihl, Sr. circa 1958, on a
set in Chesapeake Bay
Crew of M/V ‘Margaret’ 1956; Capt Irvin L.
Deihl, Sr;.  son Irvin L. Deihl, Jr (21 yrs old)
is Mate (standing holding line) and another
son, Henry C. Deihl (15 yrs old) (Monty’s
father) at far right

Getting ready for the Steamer to pick up; M/V
‘Margaret’ circa 1958, photo 17 year old Henry
Deihl on right and 16 year old brother James
Deihl standing looking in net
(another son of Capt Irvin Deihl, Sr)
21 year old Irvin ‘Bucky’ Deihl, Jr., Mate, on
bridge of M/V ‘Margaret in 1958.  This photo
is on the cover of Omega’s video series CD

Fish Processing Plant Number of employees 275 (Marine & Shore Side) Fish Processing Capacity Up to 600+ million fish 23

Reedville Fish Processing Plant 24

Process Stack Removal 25

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Manufacturing Process Flow Diagram 27

Manufacturing Process Logic Controls (PLC) 28

Schools of Menhaden 29

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35

36

37

38

39

40

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42

43

44

“Net Sets” Map Reedville 45

Jane Crowther Senior Director Health & Science Center 46

Refined Omega-3 Oils 47

48

HSc Certifications 49

Refined Oil Process Flow 50

Oil Processing Step 1 Silica Treatment Silica Treatment Silica is added to crude oil under heat to remove proteinaceous, mucilagenous materials. 51

Oil Processing Step 2
Fractionation
Fractionation
Oil is chilled over time in crystallizers and saturate fraction is filtered
•
• reduces the saturate level and clarifies the oil
•
• increases omega-3 content

Oil Processing Step 3
Refining
Refining
Sodium Hydroxide (NaOH) or caustic
is added to heated oil. The oil is then
mixed, centrifuged and washed with
water to remove excess caustic and
soap.
•
•
reduces the free fatty acids via
conversion to water soluble soap.
• reduces materials which contribute to
odor reversion and oxidation in the
deodorizer.

Oil Processing Step 4
Bleaching
Bleaching
Absorbent technology using clays,
carbon, montmorillanite, bentonite,
silica, diatomaceous earth, etc.
added to heated oils under
vacuum. Oil + clay are then
filtered to remove the clay.
•
•
removes pigments and lightens
color.
•
• removes metallic cations (iron,
copper, cadmium, arsenic) to
reduce oxidation.

Oil Processing Step 5
Deodorization
Deodorization
Refined Oil is heated to ~400 deg F
under high vacuum (<7mmHg),
dried, degassed, then steam is
injected into the oil to remove
flavor, odor and residual free fatty
acids, aldehydes, ketones, and
other volatile components etc.
•
•
carefully controlled deodorization
gives a flavorless menhaden oil.

Oil Processing Step 6
Stabilization
Stabilization
During Deodorization, chelators are added (aqueous
citric acid), to chelate or bind residual metals.
Antioxidants are added during cool down in the
antioxidant addition tank and metered into the oil on the
way to storage.
•
• Mixed Tocopherols
•
• Vitamin E
•
• TBHQ – tertiary butylhydroquinone
•
• Ascorbyl Palmitate

Omega-3 &
Animals
Danny, the polar bear, had a fatty acid deficiency:
•
• itching coat, inflammation
•
• listless
•
• unhappy
Omega Protein provided
appropriate amount of
Omega-3 oil for his diet
& in 3 months…
Cincinnati Zoo, 2000
Danny is much
Danny is much
better
better

Before Omega-3 Imperial College of Medicine/Dyspraxia Foundation After Omega-3 Omega-3 & Humans 58

Questions? 59